UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 19, 2015

GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3135 Easton Turnpike,

Fairfield, Connecticut 06828-0001

(Address of principal executive offices) (Zip Code)

203-373-2211

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Under applicable Securities and Exchange Commission rules, and as a result of General Electric Company’s (GE) split-off of Synchrony Financial, GE is filing this Form 8-K to report that GE directors and executive officers may be subject to a trading blackout in GE securities, if a certain number of GE benefit plan participants and beneficiaries choose to participate in the Synchrony Exchange Offer (as defined below).

Specifically, on October 19, 2015, GE announced an offer (the “Synchrony Exchange Offer”) to exchange up to 705,270,833 shares of common stock of Synchrony Financial for shares of GE common stock (“GE Shares”) pursuant to the Prospectus, dated October 19, 2015. In the event a blackout is imposed under Section 306(a) of the Sarbanes-Oxley Act and Regulation BTR (i.e., the Blackout Trading Restriction) in connection with the Synchrony Exchange Offer, GE will send a notice (the “Blackout Notice”) to its directors and its officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”), informing them that they will be subject to certain trading restrictions with respect to GE Shares. Such a blackout may occur if 50% or more of the participants or beneficiaries located in the United States, its territories and possessions under the individual account plans maintained by GE, including the GE Retirement Savings Plan, ITI 401(k) Plan, Elano Profit Sharing Plan, Middle River Aircraft Systems Salaried Savings Plan, Middle River Aircraft Systems Hourly Savings Plan, Asset Management Plan For Affiliated GE Companies, GE Asset Maintenance Plan, Roper Employee Voluntary Stock Ownership Plan, Advanced Services, Inc. Employee Savings and Retirement Plan, GE Puerto Rico Savings Plan for Salaried Employees, and all similar plans sponsored by GE or one of its affiliates (each a “Savings Plan” and collectively, the “Savings Plans”), direct the trustee for the relevant Savings Plan (or its designated agent) to exchange in the Synchrony Exchange Offer some or all of the GE Shares attributable to their Savings Plan accounts. Participants in the Savings Plans who do so will be unable, during a period that is potentially longer than three consecutive business days, to exchange their account balances out of the GE Stock Funds or obtain any distributions, withdrawals or loans from the GE Stock Funds.

During the blackout period (if it occurs), subject to certain limited exemptions, directors and Section 16 officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any GE Shares or derivative security with respect to GE Shares acquired in connection with their service or employment as a director or Section 16 officer of GE, except that directors and Section 16 officers will have the opportunity to exchange those GE Shares in the Synchrony Exchange Offer.

Any inquiries during the blackout period (if it occurs) may be directed to:

General Electric Company

3135 Easton Turnpike

Fairfield, Connecticut 06828-0001

Attention: Chief Corporate, Securities & Finance Counsel

Telephone number: (203) 373-2211

For a period of two years after the ending date of the blackout period (if it occurs), GE shareholders or other interested parties may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting:

General Electric Company

3135 Easton Turnpike

Fairfield, Connecticut 06828-0001

Attention: Chief Corporate, Securities & Finance Counsel

Telephone number: (203) 373-2211

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

GENERAL ELECTRIC COMPANY

By:	/s/ Brackett B. Denniston III
Brackett B. Denniston III
Senior Vice President, General Counsel and Secretary

Dated: October 23, 2015

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